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                     MERRILL LYNCH FUNDS ESTATE INVESTOR I
                    MERRILL LYNCH FUNDS ESTATE INVESTOR II
                       MERRILL LYNCH FUNDS INVESTOR LIFE
                    MERRILL LYNCH FUNDS INVESTOR LIFE PLUS

                     MERRILL LYNCH LIFE INSURANCE COMPANY
                 MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT

                     ML LIFE INSURANCE COMPANY OF NEW YORK
               ML OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT II

   SUPPLEMENT DATED DECEMBER 9, 1996 TO THE PROSPECTUSES DATED MAY 1, 1996.


          This supplement describes certain changes to the investment divisions available for the allocation of premiums or investment base under the flexible premium variable life insurance contracts noted above (collectively, the "Contracts"), effective after the close of business on December 6, 1996. Please retain this supplement with your Contract prospectus for your reference.

          CERTAIN CHANGES AFFECTING THE MERRILL LYNCH VARIABLE SERIES FUNDS, INC. After the close of business on December 6, 1996, the International Bond Fund of the Merrill Lynch Variable Series Funds, Inc. (the "Variable Series Funds") was merged with and into the World Income Focus Fund of the Variable Series Funds. At that time, the World Income Focus Fund was renamed the Global Bond Focus Fund, and this Fund's investment objective was changed, as described below.

          The Global Bond Focus Fund seeks to provide stockholders with a high total investment return by investing in a global portfolio of fixed income securities denominated in various currencies, including multinational currency units. This Fund seeks to achieve this objective by investing in fixed income securities which have a credit rating of A or better by Standard & Poor's or by Moody's or commercial paper rated A-1 by Standard & Poor's or Prime-1 by Moody's or obligations that the investment adviser, Merrill Lynch Asset Management, L.P. ("MLAM"), has determined to be of similar creditworthiness. MLAM receives an advisory fee from the Global Bond Focus Fund of 0.60% of the average daily net assets of the Fund.

          CHANGES IN THE INVESTMENT DIVISIONS AVAILABLE UNDER THE CONTRACTS. After December 6, 1996, (i) premium payments and investment base may be allocated to the new investment division investing in the Global Bond Focus Fund; and (ii) premium payments and investment base may no longer be allocated to investment divisions investing in the International Bond Fund or the World Income Focus Fund. After the close of business on December 6, 1996, investment base then allocated to the investment divisions investing in the International Bond Fund or the World Income Focus Fund will be allocated to the investment division investing in the Global Bond Focus Fund. Thereafter, investment base may be reallocated in accordance with the terms of your Contract.

          If you have any questions about these changes, please contact your Financial Consultant or call the Variable Life Service Center at (800) 354-5333. For your reference, a copy of the current prospectus for the Variable Series Funds, including the Global Bond Focus Fund, is enclosed.